UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2011 (April 4, 2011)

CHESAPEAKE ENERGY CORPORATION
(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On April 4, 2011, Chesapeake Energy Corporation (“the Company”) issued a press release announcing the date that it will issue its 2011 first quarter financial and operational results.  The press release also provided information for accessing the related conference call.  A copy of this press release is attached as Exhibit 99.1 to this Current Report.

On April 5, 2011, the Company issued a press release announcing that it continues to make significant progress towards its goal of converting its entire corporate fleet of 4,200 vehicles to clean, compressed natural gas by 2014.  A copy of the press release is attached as Exhibit 99.2 to this Current Report.

Section 8 – Other Events

Item 8.01 Other Events.

On April 4, 2011, the Company issued a press release announcing that it has commenced tender offers to acquire a portion of the outstanding principal amount of the following series of its senior notes: 7.625% Senior Notes due 2013, 9.50% Senior Notes due 2015, 6.25% Euro-denominated Senior Notes due 2017, 6.50% Senior Notes due 2017, 6.875% Senior Notes due 2018, 7.25% Senior Notes due 2018 and 6.625% Senior Notes due 2020. A copy of the press release is attached as Exhibit 99.3 to this Current Report.

Also on April 4, 2011, the Company issued a press release announcing that it has commenced tender offers to acquire a portion of the outstanding principal amount of the following series of its contingent convertible senior notes: 2.75% Contingent Convertible Senior Notes due 2035, 2.50% Contingent Convertible Senior Notes due 2037 and 2.25% Contingent Convertible Senior Notes due 2038. A copy of the press release is attached as Exhibit 99.4 to this Current Report.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  See "Index to Exhibits" attached to this Current Report on Form 8-K, which is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/JENNIFER M. GRIGSBY
Jennifer M. Grigsby
Senior Vice President, Treasurer and Corporate Secretary

Date:           April 8, 2011

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Chesapeake Energy Corporation press release dated April 4, 2011 – 2011 first quarter operational and financial results release date

99.2	Chesapeake Energy Corporation press release dated April 5, 2011 – Milestone in Natural Gas Fleet Program

99.3	Chesapeake Energy Corporation press release dated April 4, 2011 – Tender Offer for Senior Notes

99.4	Chesapeake Energy Corporation press release dated April 4, 2011 – Tender Offer for Contingent Convertible Senior Notes